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         EXHIBIT 10.14.5

         [ARIANESPACE LETTERHEAD]              CD RADIO INC.
                                               Mr. Robert Briskman
         SENIOR VICE-PRESIDENT                 President, Systems Group
         MARKETING-CUSTOMER'S SERVICE          1001 22nd Street, NW
         AND INTERNATIONAL AFFAIRS             Washington, DC  20037
                                               USA

                                               Evry, August 30, 1996
                                               DGC/RJ/cpL96246


                 Subject: Launch Opportunity Reservation Agreement 95.5.921 between Arianespace and CD Radio ("The LORA")


                Dear Mr. Briskman,

                As discussed, we are pleased to revise certain terms of the LORA as follows:

                      - The Launch Period reserved for CD Radio under Article 1 of the LORA is changed to 1 May 1999 up to and including 30 October 1999.

                      - Notwithstanding the terms of Article 6 of the LORA, the reservation for the Launch Period referred to hereabove shall be valid until 31st December 1996.

                      - The above amendments to the LORA are made notwithstanding the provisions of Article 5 of the LORA and all other terms thereof remain unchanged.

                Could you kindly confirm your approval of the above terms by returning an executed copy of this letter.

                Best regards,



                                         Dr. Ralph-Werner Jaeger

                  CD Radio Inc.




                  -------------------------------------
                  Mr. Robert D. Briskman
                  President, Systems Group